UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 24, 2020

Heat Biologics, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35994	26-2844103
(Commission File Number)	(IRS Employer Identification No.)

627 Davis Drive, Suite 400

Morrisville, North Carolina 27560

(Address of principal executive offices and zip code)

(919) 240-7133

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0002 par value per share	HTBX	The Nasdaq Stock Market (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.   Entry into a Material Definitive Agreement.

On August 24, 2020, Heat Biologics, Inc. (the “Company”) amended and restated the Sales Agreement dated April 3, 2019, as amended on April 23, 2020, between the Company and B. Riley Securities, Inc. (formerly known as B. Riley FBR, Inc.) to include Cantor Fitzgerald & Co. as an additional sales agent for the Company’s “at the market offering” program (the “Sales Agreement”).

The Sales Agreement is filed as Exhibit 1.1 to this report and the foregoing description of the Sales Agreement is qualified in its entirety by reference to such exhibit.

As of August 20, 2020, the Company has sold 22,831,760 shares of its common stock having an aggregate offering price of $50,614,448 under a sales agreement with B. Riley Securities, Inc. pursuant to a prospectus supplement dated July 27, 2020, relating to the offer and sale of shares of its common stock, having an aggregate offering price of up to $100,000,000.

This Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The information contained in this Form 8-K (including the exhibits hereto) is hereby incorporated by reference into the Company’s Registration Statement on Form S-3 (Registration No. 333-237808).

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished with this Current Report on Form 8-K.

Exhibit Number	Exhibit Description

1.1	Amended and Restated Sales Agreement, dated August 24, 2020, among Heat Biologics, Inc., B. Riley Securities, Inc. and Cantor Fitzgerald & Co.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 24, 2020	HEAT BIOLOGICS, INC.

	By:	/s/ Jeffrey Wolf
	Name:	Jeffrey Wolf
	Title:	Chairman, President and Chief Executive Officer